UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2025

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 28, 2025, Exelixis held its Annual Meeting via live webcast.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

1.Election of Directors: Exelixis stockholders elected the following 11 directors to serve until the next annual meeting of stockholders in 2026, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mary C. Beckerle, Ph.D.	221,778,432	3,975,476	244,544	23,953,528
S. Gail Eckhardt, M.D.	224,128,884	1,690,828	178,740	23,953,528
Maria C. Freire, Ph.D.	221,355,137	4,460,355	182,960	23,953,528
Tomas J. Heyman	217,960,865	7,857,654	179,933	23,953,528
David E. Johnson	224,162,314	1,646,113	190,025	23,953,528
Michael M. Morrissey, Ph.D.	223,617,463	2,200,222	180,767	23,953,528
Robert L. Oliver, Jr.	223,657,357	2,160,684	180,411	23,953,528
Stelios Papadopoulos, Ph.D.	214,815,636	11,003,480	179,336	23,953,528
George Poste, DVM, Ph.D., FRS	222,946,800	2,868,484	183,168	23,953,528
Julie Anne Smith	222,931,638	2,887,658	179,156	23,953,528
Jack L. Wyszomierski	219,480,647	6,314,657	203,148	23,953,528

2.Ratification of Ernst & Young LLP as Exelixis’ independent registered public accounting firm: Exelixis stockholders ratified the selection of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 2, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
243,302,343	6,391,854	257,783	—
3.Approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement (Say on Pay): Exelixis stockholders approved the Say on Pay proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
218,948,303	6,761,611	288,538	23,953,528

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

June 2, 2025	/s/ Jeffrey J. Hessekiel
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel